EXHIBIT 13.16

Name: We’re Filling Up Fast [UPDATE]

Type: Email

Platform: Email

Date Posted/Sent: 05SEP2022

You are receiving this message as an update to our previous message with the same title sent on 05/19/2022. Changes to this message include content updates and an updated link to our latest registration documentation which you can find here.

Thanks for being a valued member of our community!

Hey,

I just wanted to take a moment to follow up with you regarding your interest in ADPI Capital™ and Equity Fund 1™.

If you've already indicated your interest in Equity Fund 1™ by creating your secure profile, then you're in the clear and will be the FIRST to find out when we are qualified by the SEC.

If you haven't yet, don't worry - it's really easy.

Here's what you need to do in 3 simple steps:

1. Click here to access our secure portal ☑

2. Click the I'm Interested button ☑

3. Fill out the required information ☑

Boom! You're in. The whole process takes less than 2 minutes!

If you have any questions at all, please don't hesitate to reach out.

Kevin Brenner

Director of Investor Relations, ADPI Capital™

Host, ADPI Podcast

invest@adpicapital.com

The information provided herein does not, and is not intended to, constitute legal advice; instead, all information, content, and materials are for general informational purposes only.  Information contained herein may not constitute the most up-to-date legal or other information. Readers should contact their attorney to obtain advice with respect to any particular legal matter.  No reader should act or refrain from acting on the basis of information contained herein without first seeking legal advice from counsel in the relevant jurisdiction.

No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

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Name: Thanks for Your Interest in ADPI Capital™ [UPDATE]

Type: Email

Platform: Email

Date Posted/Sent: 03SEP2022

You are receiving this message as an update to our previous message with the same title sent on 05/10/2022. Changes to this message include content updates and an updated link to our latest registration documentation which you can find here.

Thanks for being a valued member of our community!

Hi %FIRSTNAME%,

I just wanted to reach out to personally thank you for your interest in ADPI Capital™ and Equity Fund 1™.

Your response to Equity Fund 1™ has been absolutely overwhelming since our initial launch.

But what are the next steps?

Well, that's why I'm taking the time to write you all this note.

Test the Waters (TTW)

On July 20th, 2022, the ADPI Capital™ team received another round of comments from the SEC regarding our initial filing back on April 29th, 2022. Since April, we have filed an amendment with the SEC and these follow-up comments directly pertain to that amendment.

You can view the amended filing in its entirety here.

We are working with our legal team now to address all the comments and respond to the SEC.

During this waiting period, we will be Testing the Waters (TTW) to determine potential interest in the Fund.

While we are able to gather indications of interest in the Fund during this time, we are unable to actually raise and deploy capital until our offering statement has been qualified by the SEC and the Fund has made all required state filings.

So, What's Next?

Over the next several weeks, we will work with our legal advisors to respond to any comments that the SEC may have.

Once the SEC has resolved all comments and qualified our offering circular, we will file the appropriate paperwork with each individual state regulatory body which will allow us to begin the capital-raising process.

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The process in a few states will require a waiting period prior to allowing issuers like us to raise capital in their respective states.

Once we have been qualified by the SEC, we will reach back out to let you know that we are accepting actual investments.

What Can You Do While You Wait?

If you haven't already, check out our Investor Portal to indicate your interest in the Fund.

Once your profile is complete and our offering statement has been qualified by the SEC, all you will have to do is sync your bank accounts, review and sign all the required documentation and subscription agreements, and seamlessly transfer your desired investment directly to the Fund.

Thanks again for your interest in ADPI Capital™ and Equity Fund 1™. I look forward to helping you achieve your passive investing goals.

If you have any questions, please don't hesitate to reach out.

Cheers,

Kevin Brenner

Director of Investor Relations, ADPI Capital™

Host, ADPI Podcast

invest@adpicapital.com

The information provided herein does not, and is not intended to, constitute legal advice; instead, all information, content, and materials are for general informational purposes only.  Information contained herein may not constitute the most up-to-date legal or other information. Readers should contact their attorney to obtain advice with respect to any particular legal matter.  No reader should act or refrain from acting on the basis of information contained herein without first seeking legal advice from counsel in the relevant jurisdiction.

No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

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Name: Register Your Interest in Equity Fund 1 [UPDATE]

Type: Email

Platform: Email

Date Posted/Sent: 30AUG2022

You are receiving this message as an update to our previous message with the same title sent on 05/26/2022. Changes to this message include content updates and an updated link to our latest registration documentation which you can find here.

Thanks for being a valued member of our community!

Hi,

I just wanted to shoot you a quick note and remind you how to indicate your interest in Equity Fund 1™ (if you've done this already you're in the clear and on the list)!

It all starts by creating your secure profile on our Investor Portal.

Want to know the good news?

It only takes about 2 minutes!

Follow the steps below to create your profile, indicate your interest, and get on the Official Investor Waitlist for ADPI Capital™ and Equity Fund 1™

Cheers,

Kevin Brenner

Director of Investor Relations, ADPI Capital™

Host, ADPI Podcast

invest@adpicapital.com

The information provided herein does not, and is not intended to, constitute legal advice; instead, all information, content, and materials are for general informational purposes only.  Information contained herein may not constitute the most up-to-date legal or other information. Readers should contact their attorney to obtain advice with respect to any particular legal matter.  No reader should act or refrain from acting on the basis of information contained herein without first seeking legal advice from counsel in the relevant jurisdiction.

No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

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Name: Commercial Real Estate: 1 | Stock Market: 0 [UPDATE]

Type: Email

Platform: Email

Date Posted/Sent: 27AUG2022

You are receiving this message as an update to our previous message with the same title sent on 06/17/2022. Changes to this message include content updates and an updated link to our latest registration documentation which you can find here.

Thanks for being a valued member of our community!

Hey,

At ADPI Capital™ we've been watching the markets closely and have summarized the state of the impending bear market, which is indicative of a recessionary period below:

Fact #1

The consumer price index (CPI) which is the closest measure of inflation rose to 8.5% in July* - that's the highest it's been in decades

Fact #2

The S&P 500, an index representing 500 of the largest public companies in the United States, is down 7.62% in 2022 *

Fact #3

Over the past year, Bitcoin, the "gold standard" of the crypto markets has fallen 53.94% *

*TED: The Economics Daily | 15AUG2022 | U.S. Bureau of Labor Stastics

*MarketWatch Report | 23AUG2022

*MarketWatch BTC Report | 23AUG2022

.

.

.

Fact #4

According to the National Council of Real Estate Investment Fiduciaries (NCREIF), Property Index, commercial real estate investments have an annual average return of 12.7%

In fact, as the Fed continues to raise interest rates to address rising inflation we expect housing market demand to slow as many buyers become priced out - especially as home prices remain high.

This means that more Americans will be forced to RENT which is great for commercial real estate operators everywhere. More demand and limited supply equate to stronger rent growth in emerging submarkets nationwide.

If you're looking for diversification, look no further than ADPI Capital™ and Equity Fund 1™ ☑

By removing the barriers to entry like accreditation status, high minimum investments, and investment return-sucking fees, we've armed the military community with the solution to fight inflation and preserve long-term wealth.

Below are the instructions on how you can get more info

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It all starts by creating your secure profile on our Investor Portal (~2 minutes)

Follow the steps below to create your profile, indicate your interest, and get on the Official Investor Waitlist for ADPI Capital™ and Equity Fund 1™

Cheers,

Kevin Brenner

Director of Investor Relations, ADPI Capital™

Host, ADPI Podcast

invest@adpicapital.com

The information provided herein does not, and is not intended to, constitute legal advice; instead, all information, content, and materials are for general informational purposes only.  Information contained herein may not constitute the most up-to-date legal or other information. Readers should contact their attorney to obtain advice with respect to any particular legal matter.  No reader should act or refrain from acting on the basis of information contained herein without first seeking legal advice from counsel in the relevant jurisdiction.

No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

6

Name: Thanks for Your Interest in ADPI Capital™ [UPDATE]

Type: Email

Platform: Email

Date Posted/Sent: 26AUG2022

You are receiving this message as an update to our previous message with the same title sent on 07/29/2022. Changes to this message include content updates and an updated link to our latest registration documentation which you can find here.

Thanks for being a valued member of our community!

Hi,

I just wanted to reach out to personally thank you for your interest in ADPI Capital™ and Equity Fund 1™.

Your response to Equity Fund 1™ has been absolutely overwhelming since our initial launch in the Spring!

Right now, we are still in what's called the Test the Waters (TTW) phase of Equity Fund 1™.

But what does that actually mean?

Well, I wanted to write you a quick note explaining where we are in the process and provide you with the latest updates on the Fund.

Test the Waters (TTW)

On Friday, April 29th, 2022, the ADPI Capital™ team filed its preliminary offering circular for Equity Fund 1™ (aka the Fund) with the U.S. Securities and Exchange Commission (SEC).

You can view the latest version of this document in its entirety here.

Since our initial submission, the SEC has reviewed our offering and provided multiple rounds of comments or changes they would like to see us make to our offering circular before they will consider qualifying our offering. Please note, that in qualifying our offering, the SEC does not pass upon the merits of or give its approval to our offering nor pass on the accuracy or completeness of our offering documents nor make an independent determination that the securities offered are exempt from registration.

After each round is received, the Fund's leadership team works with our legal counsel to review and respond to all the comments in a timely fashion. However, due to the complexity of the Fund and our structure, each round could take several weeks to respond to.

Once we officially respond (aka file an amendment), the SEC will review and either respond with more comments or qualify our offering

While we await SEC qualification, we are able to solicit interest from prospective investors.

This phase is called Test the Waters and allows issuers (aka the ADPI Capital™ leadership team) the ability to gather interest about an upcoming offering awaiting qualification.

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While we're unable to accept capital contributions from prospective investors until our offering is qualified by the SEC, we are able to gather interest in the Fund so that we can reach out to those prospective investors once the offering is qualified.

What's Next?

Currently, we're working hard to respond to the latest round of SEC comments.

From there, the SEC will review our amendment and either provide additional comments or qualify the Fund.

Once qualified, we'll provide notice to state regulators and begin accepting capital contributions to the Fund (Yay)

Keep in mind that a few states enforce a waiting period prior to allowing issuers like us to raise capital for projects.

As soon as we have an updated timeline on when we can accept capital into the Fund, we will be sure to let you know.

In the meantime, we are working diligently to review real estate opportunities from our network of Military Multifamily Academy Heroes™.

What You Can Do While You Wait

We recommend that if you're interested in Equity Fund 1™ that you indicate your interest using our Investor Portal.

Simply tap the button below and create your profile to get on our waitlist today

Thanks again for your interest in ADPI Capital™ and Equity Fund 1™. I look forward to helping you achieve your passive investing goals.

If you have any questions, please don't hesitate to reach out.

Cheers,

Kevin Brenner

Director of Investor Relations, ADPI Capital™

Host, ADPI Podcast

invest@adpicapital.com

8

The information provided herein does not, and is not intended to, constitute legal advice; instead, all information, content, and materials are for general informational purposes only.  Information contained herein may not constitute the most up-to-date legal or other information. Readers should contact their attorney to obtain advice with respect to any particular legal matter.  No reader should act or refrain from acting on the basis of information contained herein without first seeking legal advice from counsel in the relevant jurisdiction.

No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

9

Name: Passive Investor Do's and Don'ts [UPDATE]

Type: Email

Platform: Email

Date Posted/Sent: 25AUG2022

You are receiving this message as an update to our previous message with the same title sent on 06/08/2022. Changes to this message include content updates and an updated link to our latest registration documentation which you can find here.

Thanks for being a valued member of our community!

Hey,

Have you ever considered becoming a Passive Investor?

What does that actually mean? And what should you do to avoid some of the pitfalls associated with being truly passive?

Let's start with the basics...

Becoming a Limited Partner (LP)

In the world of Real Estate Limited Partnerships (RELPs) and syndications, there are generally two main teams you can play on: the General Partner side (Team GP) or the Limited Partner side (Team LP).

GPs are responsible for finding the opportunity, raising the capital, closing the deal, implementing their business plan, managing the asset, increasing the asset's valuation, and executing a smooth disposition (sale or refinance).

LPs, by contrast, are responsible for, well... not a whole lot.

You see, the LP provides capital and gives up the majority of voting rights and responsibilities associated with actually executing the GP business plan.

In return, LPs receive a return on their investment typically based pro-rata on the number of interests or shares that they own.

At the end of the day, it all depends on how active a role you want to have in the partnership.

Many LPs, for example, use RELPs and syndications to fast-track their net worth and hedge risk through diversification. Some even invest with their Self Directed IRAs (SDIRAs) in an attempt to compound their retirement savings with real estate.

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GPs are much more active in the deals. Most successful GPs are full-time real estate investors and entrepreneurs who have developed teams, systems, and business plans dedicated to the acquisition, management, and disposition of commercial real estate assets.

But with today's fake it until you make it entrepreneurial spirit, how can prospective LPs find solid GPs to invest with?

It all starts with asking the right questions...

Finding the right GP Team

If you're looking to become a successful LP, you need the right GP team to help you realize your desired financial objectives.

But how do you find the team with the right stuff?

Beyond understanding the GP team's core values, financial objectives, and business plan, as a prospective LP, you're going to want to ask the following questions:

(1) What's your track record?

You're going to want to know that the GP team you invest with has experience. Some newbie GP teams get around this by partnering with folks who have experience - which is fine - as long as that partner is deeply involved in the operations and not a placeholder GP.

(2) What's the objective and business strategy?

Ensuring the GP team you invest with has a clear-cut business strategy with a focus on traits like the asset class, geographic focus, market data, development/renovation plan, financial projects, and exit strategies is critical to the success of the venture.

(3) How will the GPs be compensated?

As an LP, it's important that you have a base understanding of how the GP team you're partnering with is compensated. Commercial real estate, specifically RELPs and REITs, are often littered with layers of recurring fees that cut into investor returns.

At ADPI Capital™, we've put a stop to the silly recurring management fees. How? Simple. We've made the conscious decision to not charge any recurring management fees to our investors! While unpopular among our competitors, we understand that our opportunity is more about access to commercial real estate for the military community and less about nickel-and-diming folks.

With no recurring fees, a low $500 minimum investment, and commercial real estate investment access ADPI Capital™ and Equity Fund 1™ might be just what you're looking for.

There you have it.

Your LP playbook.

If you want more info on ADPI Capital™ and our Equity Fund 1™, tap the button below

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Cheers,

Kevin Brenner

Director of Investor Relations, ADPI Capital™

Host, ADPI Podcast

invest@adpicapital.com

The information provided herein does not, and is not intended to, constitute legal advice; instead, all information, content, and materials are for general informational purposes only.  Information contained herein may not constitute the most up-to-date legal or other information. Readers should contact their attorney to obtain advice with respect to any particular legal matter.  No reader should act or refrain from acting on the basis of information contained herein without first seeking legal advice from counsel in the relevant jurisdiction.

No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

12

Name: Equity Fund 1 Update and FAQ [UPDATE]

Type: Email

Platform: Email

Date Posted/Sent: 24AUG2022

You are receiving this message as an update to our previous message with the same title sent on 05/23/2022. Changes to this message include content updates and an updated link to our latest registration documentation which you can find here.

Thanks for being a valued member of our community!

Hi there,

As you can imagine, we've been getting a ton of interest regarding ADPI Capital™ and Equity Fund 1™ ☑

With interest comes questions.

Like ALL of the questions

The good news is that I absolutely love answering them all. Unfortunately, I only have so many hours in a day...

So I decided to do something about it.

I created a full FAQ section on our Investor Portal page. Check it out and while you're there don't forget to indicate your interest in the Fund and get on our ADPI Capital™ waitlist.

Once on the list, you'll be the first to know when we are officially qualified by the SEC and able to accept capital contributions.

Cheers,

Kevin Brenner

Director of Investor Relations, ADPI Capital™

Host, ADPI Podcast

invest@adpicapital.com

13

The information provided herein does not, and is not intended to, constitute legal advice; instead, all information, content, and materials are for general informational purposes only.  Information contained herein may not constitute the most up-to-date legal or other information. Readers should contact their attorney to obtain advice with respect to any particular legal matter.  No reader should act or refrain from acting on the basis of information contained herein without first seeking legal advice from counsel in the relevant jurisdiction.

No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

14

Name: Equity Fund 1™ Under Review [UPDATE]

Type: Email

Platform: Email

Date Posted/Sent: 23AUG2022

You are receiving this message as an update to our previous message with the same title sent on 08/03/2022. Changes to this message include content updates and an updated link to our latest registration documentation which you can find here.

Thanks for being a valued member of our community!

Hey,

Don't you just love it when you start seeing real PROGRESS?

Whether that's movement on your next investment deal or seeing the operations in your rental business come together like the final piece in a perfectly fitting puzzle...

It's an awesome feeling!

That's why I'm proud to report we've hit another milestone with ADPI Capital™ and Equity Fund 1™.

(drum roll please)...

We're officially under SEC Review

Typically it takes months for the SEC to review and qualify something as complex as Equity Fund 1™ and we are making great progress.

In fact, we're getting ready to turn in our next round of responses to SEC comments.

So what does this mean?

Well, it means that we should be well on our way to SEC qualification which means we are even closer to being able to put your hard-earned capital to work in passive commercial real estate opportunities ☑

If you'd like to indicate interest and learn more, simply follow the steps below to get on the Official Investor Waitlist for ADPI Capital™ and Equity Fund 1™

15

Cheers,

Kevin Brenner

Director of Investor Relations, ADPI Capital™

Host, ADPI Podcast

invest@adpicapital.com

The information provided herein does not, and is not intended to, constitute legal advice; instead, all information, content, and materials are for general informational purposes only.  Information contained herein may not constitute the most up-to-date legal or other information. Readers should contact their attorney to obtain advice with respect to any particular legal matter.  No reader should act or refrain from acting on the basis of information contained herein without first seeking legal advice from counsel in the relevant jurisdiction.

No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

16

Name: Self Storage Overview

Type: Social Media Post

Platform: Facebook

Date Posted/Sent: 11JUL2022

ADPI Capital™ is proud to announce the launch of Equity Fund 1™, a $10M commercial real estate fund dedicated to helping the military community own more of the land they swore to protect and defend ⚔️.

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No money or other consideration is being solicited for our Regulation A+ offering at this time and if sent in to the Fund will not be accepted. No offer to buy securities in a Regulation A+ offering of the Fund can be accepted and no part of the purchase price can be received until the Fund's offering statement is qualified with the SEC. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. Any indications of interest in the Fund's offering involves no obligation or commitment of any kind.

The Fund is testing the waters under Regulation A of the Securities Act of 1933, as amended. This process allows companies to determine whether there may be interest in an eventual offering of its securities. the Fund is not under any obligation to make an offering under Regulation A. The Fund may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering may not be made under Regulation A. For example, the Company may determine to proceed with an offering under Rule 506(c) of Regulation D, in which case we will only offer our securities to accredited investors as defined by Rule 501(a) of Regulation D. If the Fund does go ahead with an offering under Regulation A, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission ("SEC") and only after the SEC has qualified such offering statement. The information in the offering statement will be more complete than these test-the-waters materials and could differ in important ways. You must read the offering statement filed with the SEC. Review our latest preliminary offering circular here.

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